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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):    May 11, 2000

                           SAFEGUARD SCIENTIFICS, INC.
             (Exact Name of Registrant as Specified in its Charter)


PENNSYLVANIA                              1-5620                       23-1609753
------------                              ------                       ----------
(State or other jurisdiction              (Commission                  (I.R.S. Employer
  of incorporation)                       File Number)                 Identification No.)

800 The Safeguard Building  435 Devon Park Drive, Wayne, PA                      19087
--------------------------  -------------------------------                      -----
(Address of principal executive offices)                                         (Zip Code)

Registrant's telephone number, including area code: (610) 293-0600
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ITEM 5.  OTHER EVENTS.

         On May 11, 2000, Safeguard Scientifics, Inc. ("Safeguard") announced by a press release that its Board of Directors authorized the repurchase of up to $100 million of Safeguard's common stock in the open market when conditions and prices are favorable.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits

                  99.1 Press Release of Safeguard Scientifics, Inc. dated May 11, 2000.

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   May 12, 2000                           SAFEGUARD SCIENTIFICS, INC.

                                                By:   /s/ N. Jeffrey Klauder
                                                          N. Jeffrey Klauder
                                                          Senior Vice President

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                                  EXHIBIT INDEX


         DOCUMENT

99.1     Press Release of Safeguard Scientifics, Inc. dated May 11, 2000

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